UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2009

Touchmark Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-53655	20-8746061
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3740 Davinci Court, Suite 150, Norcross, GA	30092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 407-6700

_______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors;
                         Appointment of Certain Officers; Compensatory Arrangements of
                         Certain Officers.

(b) Effective August 19, 2009, Mr. J. Egerton Burroughs, a director of Touchmark Bancshares, Inc. (the “Company”) and the Company’s national bank subsidiary, Touchmark National Bank (the “Bank”), resigned from his position as director of the Company and the Bank.

The Company does not anticipate filling the vacancy on the board caused by Mr. Burroughs’s resignation at this time. Upon Mr. Burroughs’s resignation, the board of directors of the Company has been decreased in size from 18 to 17 members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHMARK Bancshares, Inc.

By: /s/ William R. Short
William R. Short
President and Chief Executive Officer

Dated:  August 25, 2009